EXHIBIT 99.7

Accrued Interest Date:                                 Collection Period Ending:
26-Nov-01                                                             30-Nov-01

Distribution Date:            BMW VEHICLE OWNER TRUST 2001-A           Period #
                              ------------------------------
26-Dec-01                                                                     7

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Balances
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                                                                                        Initial           Period End
     Receivables                                                                 $1,489,992,840       $1,218,245,665
     Pre-Funding Account                                                            $99,965,067                   $0
     Capitalized Interest Account                                                    $1,045,665                   $0
     Reserve Account                                                                $22,349,893          $30,456,142
     Yield Supplement Overcollateralization                                          $8,157,907           $5,927,323
     Class A-1 Notes                                                               $329,000,000                   $0
     Class A-2 Notes                                                               $448,000,000         $408,818,734
     Class A-3 Notes                                                               $499,000,000         $499,000,000
     Class A-4 Notes                                                               $274,000,000         $274,000,000
     Class B Notes                                                                  $31,800,000          $31,800,000

Current Collection Period
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     Beginning Receivables Outstanding                                           $1,273,402,175
     Calculation of Total Distribution Amount
         Regular Principal Distributable Amount
            Receipts of Scheduled Principal                                         $26,819,784
            Receipts of Pre-Paid Principal                                          $27,450,304
            Liquidation Proceeds                                                       $471,690
            Principal Balance Allocable to Purchased Receivables                             $0
            Release from Pre-Funding Account                                                 $0
         Total Receipts of Principal                                                $54,741,778

         Interest Distribution Amount
            Receipts of Interest                                                     $8,132,129
            Servicer Advances                                                                $0
            Reimbursement of Previous Servicer Advances                               ($418,703)
            Accrued Interest on Purchased Receivables                                        $0
            Recoveries                                                                  $14,090
            Capitalized Interest Payments                                                    $0
            Net Investment Earnings                                                     $67,595
         Total Receipts of Interest                                                  $7,795,111

         Release from Reserve Account                                                        $0

     Total Distribution Amount                                                      $62,536,889

     Ending Receivables Outstanding                                              $1,218,245,665

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                           $451,612
     Current Period Servicer Advance                                                         $0
     Current Reimbursement of Previous Servicer Advance                               ($418,703)
     Ending Period Unreimbursed Previous Servicer Advances                              $32,909

Collection Account
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     Deposits to Collection Account                                                 $62,536,889
     Withdrawals from Collection Account
         Servicing Fees                                                              $1,061,168
         Class A Noteholder Interest Distribution                                    $4,762,332
         First Priority Principal Distribution                                               $0
         Class B Noteholder Interest Distribution                                      $144,690
         Regular Principal Distribution                                             $54,443,877
         Reserve Account Deposit                                                             $0
         Unpaid Trustee Fees                                                                 $0
         Excess Funds Released to Depositor                                          $2,124,821
     Total Distributions from Collection Account                                    $62,536,889




                                  Page 1 of 3

Accrued Interest Date:                                       Collection Period Ending:
26-Nov-01                                                             30-Nov-01

Distribution Date:            BMW VEHICLE OWNER TRUST 2001-A           Period #
                              ------------------------------
26-Dec-01                                                                     7

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Excess Funds Released to the Depositor
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         Release from Reserve Account                                    $1,378,913
         Release from Collection Account                                 $2,124,821
     Total Excess Funds Released to the Depositor                        $3,503,734

Note Distribution Account
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     Amount Deposited from the Collection Account                       $59,350,899
     Amount Deposited from the Reserve Account                                   $0
     Amount Paid to Noteholders                                         $59,350,899

Distributions
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     Monthly Principal Distributable Amount                         Current Payment       Ending Balance  Per $1,000         Factor
     Class A-1 Notes                                                    $15,262,611                   $0      $46.39          0.00%
     Class A-2 Notes                                                    $39,181,266         $408,818,734      $87.46         91.25%
     Class A-3 Notes                                                             $0         $499,000,000       $0.00        100.00%
     Class A-4 Notes                                                             $0         $274,000,000       $0.00        100.00%
     Class B Notes                                                               $0          $31,800,000       $0.00        100.00%

     Interest Distributable Amount                                  Current Payment           Per $1,000
     Class A-1 Notes                                                        $50,732                $0.15
     Class A-2 Notes                                                     $1,590,400                $3.55
     Class A-3 Notes                                                     $1,954,417                $3.92
     Class A-4 Notes                                                     $1,166,783                $4.26
     Class B Notes                                                         $144,690                $4.55



Carryover Shortfalls
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                                                                       Prior
                                                                    Period Carryover      Current Payment    Per $1,000
     Class A-1 Interest Carryover Shortfall                                      $0                   $0          $0
     Class A-2 Interest Carryover Shortfall                                      $0                   $0          $0
     Class A-3 Interest Carryover Shortfall                                      $0                   $0          $0
     Class A-4 Interest Carryover Shortfall                                      $0                   $0          $0
     Class B Interest Carryover Shortfall                                        $0                   $0          $0


Receivables Data
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                                                                   Beginning Period        Ending Period
     Number of Contracts                                                     61,081               59,622
     Weighted Average Remaining Term                                          45.51                43.59
     Weighted Average Annual Percentage Rate                                  7.65%                7.64%

     Delinquencies Aging Profile End of Period                        Dollar Amount           Percentage
         Current                                                     $1,075,231,689               88.26%
         1-29 days                                                     $124,463,693               10.22%
         30-59 days                                                     $14,679,864                1.21%
         60-89 days                                                      $2,382,941                0.20%
         90-119 days                                                       $762,094                0.06%
         120+ days                                                         $725,383                0.06%
         Total                                                       $1,218,245,665              100.00%
         Delinquent Receivables +30 days past due                       $18,550,282                1.52%



                                  Page 2 of 3

Accrued Interest Date:                                       Collection Period Ending:
26-Nov-01                                                             30-Nov-01

Distribution Date:            BMW VEHICLE OWNER TRUST 2001-A           Period #
                              ------------------------------
26-Dec-01                                                                     7

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     Charge-offs
         Gross Principal Charge-Offs for Current Period                    $414,732
         Recoveries for Current Period                                      $14,090
         Net Losses for Current Period                                     $400,642

         Cumulative Realized Losses                                      $1,170,544


     Repossessions                                                    Dollar Amount                Units
         Beginning Period Repossessed Receivables Balance                   $21,345                   64
         Ending Period Repossessed Receivables Balance                   $1,475,052                   53
         Principal Balance of 90+ Day Repossessed Vehicles                  $53,777                    1



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                    $6,225,224
     Beginning Period Amount                                             $6,225,224
     Ending Period Required Amount                                       $5,927,323
     Current Period Release                                                $297,901
     Ending Period Amount                                                $5,927,323
     Next Distribution Date Required Amount                              $5,636,482

Capitalized Interest Account
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     Beginning Period Required Amount                                            $0
     Beginning Period Amount                                                     $0
     Net Investment Earnings                                                   $274
     Current Period Release to Depositor                                         $0
     Ending Period Required Amount                                               $0
     Ending Period Amount                                                        $0


Pre-Funding Account
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     Beginning Period Amount                                                     $0
     Net Investment Earnings                                                   $204
     Release to Servicer for Additional Loans                                    $0
     Current Period Release for Deposit to Collection Account                    $0
     Ending Period Amount                                                        $0

Reserve Account
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     Beginning Period Required Amount                                   $31,835,054
     Beginning Period Amount                                            $31,835,054
     Net Investment Earnings                                                $67,117
     Current Period Deposit                                                      $0
     Current Period Release to Collection Account                                $0
     Current Period Release to Depositor                                 $1,378,913
     Ending Period Required Amount                                      $30,456,142
     Ending Period Amount                                               $30,456,142




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